Exhibit 99.1

ARC INVESTMENT SERVICES, LLC

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012

Contents

Page

Independent Auditors’ Report	1 - 2

Financial Statements

Consolidated Balance Sheet	3

Consolidated Statement Of Income	4

Consolidated Statement Of Members’ Equity	5

Consolidated Statement Of Cash Flows	6

Notes To Consolidated Financial Statements	7 - 13

RubinBrown LLP Certified Public Accountants & Business Consultants
10975 Grandview Drive Suite 600 Overland Park, KS 66210
Independent Auditors’ Report	T 913.491.4144 F 913.491.6821 W rubinbrown.com E info@rubinbrown.com

Members

ARC Investment Services, LLC

Overland Park, Kansas

Report On The Consolidated Financial Statements

We have audited the accompanying consolidated financial statements of ARC Investment Services, LLC (the Company), which comprise the consolidated balance sheet as of December 31, 2012, and the related consolidated statements of income, members’ equity and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility For The Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

Members

ARC Investment Services, LLC

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012, and the results of its operations and its cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

Overland Park, Kansas

February 10, 2014

ARC INVESTMENT SERVICES, LLC

CONSOLIDATED BALANCE SHEET

December 31, 2012

Assets
Current Assets
Cash	$3,614,878
Accounts receivable, net	2,013,766
Other current assets	84,984

Total Current Assets	5,713,628

Fixed Assets
Land owned by variable interest entity	80,296
Building owned by variable interest entity	722,668
Furniture and equipment	882,335
Leasehold improvements	455,573

2,140,872
Less accumulated depreciation and amortization	(812,514)
Less accumulated depreciation for building owned by variable interest entity	(47,097)

1,281,261

$6,994,889

Liabilities And Members’ Equity
Current Liabilities
Current portion of deferred lease incentives	$84,767
Current portion of note payable of variable interest entity	45,059
Accounts payable	221,161
Accrued payroll	177,734
Accrued compensated absences	189,540
Accrued profit sharing contribution	97,140
Deferred revenue	102,231

Total Current Liabilities	917,632
Note Payable Of Variable Interest Entity	505,616
Deferred Lease Incentives	94,987

Total Liabilities	1,518,235

Commitments And Contingencies (Notes 6 And 7)
Members’ Equity Attributable To ARC Investment Services, LLC	5,271,462
Noncontrolling Interest	205,192

Total Members’ Equity	5,476,654

$6,994,889

See the accompanying notes to consolidated financial statements.

ARC INVESTMENT SERVICES, LLC

CONSOLIDATED STATEMENT OF INCOME

For The Year Ended December 31, 2012

Net Patient Revenues	$11,471,823
Clinic Operating Costs
Salaries and related costs	3,691,457
Rent, clinic supplies, marketing and other	1,648,764

Total Clinic Operating Costs	5,340,221

Gross Margin	6,131,602
Corporate Office Costs	2,937,743

Operating Income	3,193,859

Other Expense
Miscellaneous expense	3,336
Interest expense	23,542

Total Other Expense	26,878

Net Income	3,166,981
Less: Net Income Attributable To The
Noncontrolling Interest	22,052

Net Income Attributable To ARC
Investment Services, LLC	$3,144,929

See the accompanying notes to consolidated financial statements.

ARC INVESTMENT SERVICES, LLC

CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY

For The Year Ended December 31, 2012

	Members’ Equity
	Attributable To	Non-
	ARC Investment	Controlling
	Services, LLC	Interest	Total
Balance - January 1, 2012	$2,786,533	$183,140	$2,969,673
Net Income	3,144,929	22,052	3,166,981
Distributions	(660,000)	—	(660,000)

Balance - December 31, 2012	$5,271,462	$205,192	$5,476,654

See the accompanying notes to consolidated financial statements.

ARC INVESTMENT SERVICES, LLC

CONSOLIDATED STATEMENT OF CASH FLOWS

For The Year Ended December 31, 2012

Cash Flows From Operating Activities
Net income	$3,166,981
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	207,883
Loss on disposition of assets	(1,493)
Changes in assets and liabilities:
Increase in accounts receivable	(176,979)
Decrease in other assets	816
Increase in accounts payable	101,244
Increase in accrued payroll	19,123
Increase in accrued compensated absences	27,120
Increase in accrued profit sharing contribution	890
Decrease in deferred lease incentives	(70,453)
Increase in deferred revenue	65,961

Net Cash Provided By Operating Activities	3,341,093

Cash Flows Used In Investing Activities
Purchase of property and equipment	(152,155)

Cash Flows From Financing Activities
Payments of note payable of variable interest entity	(40,582)
Payments of note payable to related party	(126,702)
Distributions to members	(660,000)

Net Cash Used In Financing Activities	(827,284)

Net Increase In Cash	2,361,654
Cash - Beginning Of Year	1,253,224

Cash - End Of Year	$3,614,878

Supplemental Disclosure Of Cash Flow Information
Interest paid	$23,542
Leasehold improvements acquired through lease incentives	$42,584

See the accompanying notes to consolidated financial statements.

ARC INVESTMENT SERVICES, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2012

1.	Nature Of Operations And Basis Of Presentation

Principles Of Consolidation

The accompanying consolidated financial statements include the accounts of ARC Investment Services, LLC, and its wholly owned subsidiaries, ARC Rehabilitation Services, LLC and Athletic & Rehabilitation Center, LLC (collectively, the Company). Additionally, the accounts of MKL Properties, LLC, a variable interest entity, are consolidated. All significant inter-entity transactions and account balances have been eliminated in the consolidation. The equity and results of operations of MKL Properties, LLC which is not owned by ARC Investment Services, LLC, are reported as noncontrolling interest.

Nature Of Business

The Company provides physical therapy and occupational therapy to patients through various outpatient physical therapy clinics. Operations are largely focused on the Greater Kansas City Metropolitan area. As of December 31, 2012, the Company owned and operated 15 clinics in two states. The clinic’s business primarily originates from employer referrals. The principal sources of payment for the clinics’ services are commercial health insurance and direct payments from self-insured employers.

MKL Properties, LLC, a closely held Missouri limited liability company, was created primarily to own and lease a building to one of the clinic locations used by the Company. ARC Investment Services, LLC has evaluated its variable interest in MKL Properties, LLC, and has determined that it is the primary beneficiary of this variable interest entity (VIE). ARC Investment Services, LLC paid lease fees of approximately $64,000 to MKL Properties, LLC in 2012 as part of a 10 year non-cancellable lease expiring December 31, 2021. The creditors of MKL Properties, LLC do not have general recourse to ARC Investment Services, LLC’s assets. Further, the assets of MKL Properties, LLC can only be used to settle its obligations, and are not available to the creditors of ARC Investment Services, LLC.

ARC INVESTMENT SERVICES, LLC

Notes To Consolidated Financial Statements (Continued)

The following table summarizes the balance sheet at December 31, 2012 for MKL Properties, LLC, the consolidated variable interest entity.

Assets
Land	$80,296
Building	722,668
Less accumulated depreciation	(47,097)

$755,867

Liabilities And Noncontrolling Interest
Current portion of note payable	$45,059
Note payable	505,616
Noncontrolling interest	205,192

$755,867

2.	Summary Of Significant Accounting Policies

Estimates And Assumptions

Management uses estimates and assumptions in preparing consolidated financial statements in accordance with accounting principles generally accepted in the United States. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Accounts Receivable

Accounts receivable are carried at original amount less an estimate made for contractual adjustments and doubtful accounts based on management’s review of all outstanding amounts on a regular basis. The Company grants unsecured credit to its customers. Net accounts receivable include only those amounts the Company estimates to be collectible by management. Accounts receivable are written off when deemed uncollectible by management. Management has established an allowance for contractual adjustments of $1,014,058 at December 31, 2012. Management believes that all receivables net of contractual adjustments are collectible and, therefore, has not established an allowance for doubtful accounts at December 31, 2012.

ARC INVESTMENT SERVICES, LLC

Notes To Consolidated Financial Statements (Continued)

Contractual allowances result from the differences between the rates charged for services performed and expected reimbursements from private payors as well as from insurance companies and patients. The Company estimates its contractual allowance based on payor contracts, state regulators’ fee schedules, and the historical collection experience and applies an appropriate contractual allowance reserve percentage to the gross accounts receivable balances for each payor of the clinics. The services authorized and provided, and related reimbursement, are subject to interpretation that could result in payments that differ from the Company’s estimates.

Fixed Assets

Fixed assets are carried at cost, less accumulated depreciation and amortization computed using straight-line methods over the following periods:

Building	39 years
Furniture and equipment	5 - 7 years
Leasehold improvements	5 - 6 years

Additions and improvements are capitalized, while expenditures for maintenance and repairs are expensed as incurred. The cost and accumulated depreciation and amortization of property sold or retired are removed from the accounts, and gains or losses, if any, are reflected in earnings for the period. Depreciation and amortization expense totaled $207,883 for 2012.

The Company reviews fixed assets for impairment upon the occurrence of certain events or circumstances that indicate the related amounts may be impaired. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

Deferred Lease Incentives

Lease incentives are deferred as liabilities and are being amortized on a straight-line basis over the life of the lease as a reduction of the corresponding rent expense.

Revenue Recognition

Patient revenues are recognized in the period in which services are rendered. Net patient revenues (patient revenues less estimated contractual allowances) are reported at the estimated net realizable amounts from private payors, patients, insurance companies and others for services rendered.

ARC INVESTMENT SERVICES, LLC

Notes To Consolidated Financial Statements (Continued)

Generally, for services rendered in Missouri, the Company has agreements with third-party payors for payments to the Company at amounts different from its established rates. The allowance for estimated contractual adjustments is based on terms of payor contracts, historical collection and write-off experience.

Generally, for services rendered in Kansas, the Company has a fee schedule set by State regulators for payments to the Company at amounts different from established rates. The allowance for estimated contractual adjustments is based on terms of the fee schedule, historical collection and write-off experience.

Advertising

Advertising costs are recognized in the period the related expenses are incurred. Advertising costs were $51,497 in 2012 and are included in rent, clinic supplies, marketing, and other on the accompanying consolidated statement of income.

Software Development Costs

Software development costs are expensed as incurred until technological feasibility of the product is established. Capitalization of software development costs ceases once the product is available for general release to customers. As of December 31, 2012, no software development costs have been capitalized.

Income Taxes

ARC Investment Services, LLC and MKL Properties, LLC are organized as limited liability companies which are not taxpaying entities for federal or certain state income tax purposes. ARC Investment Services, LLC and MKL Properties, LLC are not subject to income taxes but rather the members report their distributive share of taxable income on their respective income tax returns. The Companies’ federal and state tax returns for tax years 2009 and later remain subject to examination by taxing authorities.

Subsequent Events

Management has evaluated subsequent events through February 10, 2014, the date which the consolidated financial statements were available for issue.

ARC INVESTMENT SERVICES, LLC

Notes To Consolidated Financial Statements (Continued)

3.	Note Payable Of Variable Interest Entity

MKL Properties, LLC has a note payable to a bank bearing interest at 3.60% which is collateralized by the land and building owned by MKL Properties, LLC. The note payable requires monthly principal and interest installments of $5,344 through January 26, 2017, when the remaining principal and interest is due. The note is personally guaranteed by the owners of MKL Properties, LLC.

Future minimum payments on the note payable are as follows:

Year	Amount
2013	$45,059
2014	46,708
2015	48,418
2016	50,190
2017	360,300

$550,675

4.	Note Payable To Related Party

During the year ended December 31, 2012, the Company paid in full the remaining balance of a note payable to a former member in the amount of $126,702.

5.	Employee Benefit Plan

The Company established a safe harbor 401(k) plan (the Plan) covering substantially all employees. The Plan provides for an employer contribution in accordance with the provisions of Section 401(k) of the Internal Revenue Code. All contributions are deposited into a trust fund administered by independent trustees. Eligible employees can make pretax and post tax 401(k) contributions. In addition, the Company contributes 3% of each participant’s wages to the Plan on an annual basis. The Company contributions were $97,140 in 2012, all of which is reported in accrued profit sharing contribution in the accompanying consolidated balance sheet.

ARC INVESTMENT SERVICES, LLC

Notes To Consolidated Financial Statements (Continued)

6.	Lease Commitments

The Company’s clinic facilities are leased under non-cancelable operating leases ranging from three to six years with monthly payments ranging from $2,920 to $9,300. Certain lease agreements contain incentives including leasehold improvements and moving expenses which were provided by the lessor to the Company. These incentives totaled $298,854, and are recognized over the corresponding lease terms as reductions in the rent expense. The remaining deferred lease incentives were $179,754 as of December 31, 2012.

As of December 31, 2012, future minimum lease payments under operating lease agreements are as follows:

Year	Amount
2013	$650,634
2014	561,602
2015	470,255
2016	276,644
2017	167,828
Thereafter	36,000

$2,162,963

Rent expense during 2012 was $716,163.

7.	Contingencies

The Company is subject to legal proceedings and claims that arise in the ordinary course of business. It is the opinion of management that the disposition or ultimate resolution of such claims and lawsuits will not have a material adverse effect on the financial position or results of operations of the Company.

8.	Concentrations Of Risk

The Company maintains bank accounts with federally insured banks. The balances, at times, may exceed the federally insured limits. At December 31, 2012, without regard to in-transit items, the bank account balances were approximately $3,300,000 in excess of the federally insured limits.

ARC INVESTMENT SERVICES, LLC

Notes To Consolidated Financial Statements (Continued)

9.	Subsequent Event

On December 13, 2013, substantially all of the assets of ARC Rehabilitation Services, LLC and Athletic & Rehabilitation Center, LLC were sold to a third party through an asset purchase agreement. The Company received $35,955,000 for the acquired assets, which includes 11 of the outpatient physical and occupational therapy clinics and three on site industrial clinic locations. Clinic operations will continue under a new entity formed by the third party.